UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 26, 2016

New York REIT, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-36416	27-1065431
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue, 14th Floor
New York, New York 10022
(Address, including zip code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 to the Current Report on Form 8-K filed by New York REIT, Inc. (the “Company”) on September 26, 2016 (the “Original 8-K”) has been filed solely replace the preliminary proxy statement of the Company (the “Original Proxy Statement”), which was incorporated by reference in the Original 8-K, with the amendment to the Original Proxy Statement filed with the Securities and Exchange Commission on September 27, 2016 (the “Amended Proxy Statement”). The Amended Proxy Statement revised the Original Proxy Statement solely to clarify that the numerical range of estimated transaction costs included in the second full paragraph on page 61 of the Original Proxy Statement represents the total of all estimated transaction costs (including both estimated asset sale transaction costs and estimated liquidation costs) assumed as part of the Company’s estimate of the total liquidating distributions range.

Item 8.01.    Other Events.

The Amended Proxy Statement filed as Exhibit 99.1 is incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1(1)	Amendment No. 1 to Preliminary Proxy Statement filed on September 27, 2016 by New York REIT, Inc. on Schedule 14A.

(1)	Filed with the Securities and Exchange Commission on September 27, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 27, 2016	NEW YORK REIT, INC.

	By:	/s/ MICHAEL A. HAPPEL
Michael A. Happel
Chief Executive Officer and President